INDEPENDENT AUDITORS' CONSENT

We consent to the use in this  Post-Effective  Amendment  No. 3 to  Registration
Statement  No.  333-66710  of Allstate  Life of New York  Separate  Account A of
Allstate Life Insurance Company of New York on Form N-4 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 8, 2002 relating to the financial statements of Allstate Life of New York Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectuses of Allstate Life of New York Separate Account A), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 26, 2002

                                   CONSENT OF
                                 FOLEY & LARDNER





     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 3 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-66710).





                                                          /s/ Foley & Lardner
                                                              FOLEY & LARDNER


Washington, D.C.
April 16, 2002